UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014 (February 7, 2014)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On March 14, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of the Gulf Plaza Property on March 11, 2014.  After reasonable inquiry we are not aware of any other material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Form 8-K filing referred to hereinabove.

Item 9.01 Financial Statements and Exhibits.

On March 11, 2014, the Company acquired a fee simple interest in an office building comprising approximately 120,651 square feet located in the Energy Corridor of Houston, Texas and commonly known as Gulf Plaza (the “Gulf Plaza Property”), through Hartman Gulf Plaza, LLC (“Gulf Plaza LLC”), a wholly owned subsidiary of the Company.

(a)     Financial Statement of Business Acquired.

Gulf Plaza Property

Report of Independent Registered Public Accounting Firm.

Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2013.

Notes to Statement of Revenues Over Certain Operating Expenses.

(b)      Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Information.

Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2013.

Notes to Unaudited Pro Forma Consolidated Statements of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Hartman Short Term Income Properties XX, Inc. (the “Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of Hartman Gulf Plaza, LLC (the “Gulf Plaza Property” or “Gulf Plaza LLC”) as of December 31, 2013. The Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above present fairly, in all material respects, the revenues over certain operating expenses of the Property for the year ended December, 31 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Houston, Texas
May 22, 2014

GULF PLAZA
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

Year Ended December 31, 2013

Revenues:
Rental income	$ 2,294,907
Tenant reimbursements and other income	75,091

Total revenues	$ 2,369,998

Certain operating expenses:
Operating, maintenance and management	696,913
Real estate taxes and insurance	353,846
General and administrative expenses	28,099

Total certain operating expenses	1,078,858

Excess of revenues over certain operating expenses	$ 1,291,140

See accompanying notes to statement of revenues over certain operating expenses

GULF PLAZA

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On March 11, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired an office building comprising approximately 120,651 square feet located in Houston, Texas, commonly known as Gulf Plaza (the “Gulf Plaza Property” ), through Hartman Gulf Plaza, LLC (“Gulf Plaza LLC”), a wholly owned subsidiary of the Company.  Gulf Plaza LLC acquired the Gulf Plaza Property from fourteen (14) tenant-in common owners including Hartman Gulf Plaza Acquisitions, L.P., an affiliate and related party to Hartman Income REIT, Inc., for a purchase price of $13,950,000, exclusive of closing costs.

The Gulf Plaza Property was constructed in 1983.  The Gulf Plaza Property is 100% occupied by Gulf Interstate Engineering Company (“GIE”).

Gulf Plaza LLC funded the payment of the purchase price for the Gulf Plaza Property with proceeds from the Company’s ongoing public offering and loan proceeds drawn under the Company’s revolving loan agreement with a bank.

2.  BASIS OF PRESENTATION

The accompanying Statement of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Gulf Plaza Property’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative costs. Actual results may differ from those estimates.

The Historical Summary for the year ended December 31, 2013 has been prepared in accordance with accounting principles generally accepted in the United States; however, it does not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The Gulf Plaza Property is owned by Hartman Gulf Plaza, LLC.  For the quarter ended March 31, 2014, Hartman Gulf Plaza, LLC has been reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on the straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursement income in the period the related costs are incurred.

GULF PLAZA

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Gulf Plaza Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for the tenant occupying the Gulf Plaza Property was 4.2 years as of December 31, 2013.  Minimum rents to be received from the tenant under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2013 were as follows:

Years ending December 31,	Minimum Future Rents
2014	$2,347,502
2015	2,397,353
2016	2,402,338
2017	2,400,758
2018	398,810
Thereafter	-
Total	$9,946,761

The Gulf Plaza Property is 100% occupied by GIE.  The lease agreement with GIE expires February 28, 2018.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

Gulf Plaza LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Gulf Plaza Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, Gulf Plaza LLC may be potentially liable for costs and damages related to environmental matters.  Gulf Plaza LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Gulf  Plaza Property’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2013 and through May 22, 2014, management did not identify any subsequent events requiring additional disclosure other than as disclosed in these notes to the statement of revenues over certain operating expenses.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the consolidated balance sheet of the Company as of December 31, 2013, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2013 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 31, 2014.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2013 have been prepared to give effect to the acquisition of the Gulf Plaza Property, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2013.  In the opinion of management, no other pro forma adjustments are required.

These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Gulf Plaza Property occurred on January 1, 2013.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. [a]	Gulf Plaza [b]	Adjustments		Pro Forma Total

Revenues
Rental revenues	$ 6,064,190	$ 2,294,907	$ -		$ 8,359,097
Tenant reimbursements and other revenues	1,249,386	75,091	-		1,324,477
Total revenues	7,313,576	2,369,998	-		9,683,574

Expenses
Property operating expenses	1,880,124	696,913	-		2,577,037
Asset management and acquisition fees	526,529	-	104,625	[c]	631,154
Organization and offering costs	543,943	-	-		543,943
Real estate taxes and insurance	1,305,578	353,846	-		1,659,424
Depreciation and amortization	3,745,701	-	138,158	[d]	3,883,859
General and administrative	696,434	28,099	-		724,533
Interest expense	766,781	-	313,875	[e]	1,080,656
Total expenses	9,465,090	1,078,858	556,658		11,100,606
Income (loss) from continuing operations	(2,151,514)	1,291,140	(556,658)		(1,417,032)
Income from discontinued operations	166,641	-	-		166,641
Net income (loss)	$ (1,984,873)	$ 1,291,140	$ (556,658)		$ (1,250,391)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.40)				$ (0.25)
Weighted average number of common shares outstanding, basic and diluted	4,927,708				4,927,708

See accompanying notes to unaudited pro forma consolidated statements of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)     Historical financial information for the year ended December 31, 2013 is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)     Represents items of revenue and certain operating expenses for the Gulf Plaza Property for the year ended December 31, 2013.

(c)     Pro form asset management fees payable to Hartman Advisors LLC at the rate of 0.75% per annum multiplied by the $13,950,000 acquisition cost.

(d)     Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)     Pro forma interest expense assumes 50% leverage based on the Gulf Plaza Property purchase price of $13,950,000 and an annual interest rate of 4.5%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: May 22, 2014

By:  /s/ Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm